UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K/A

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2009

Commission File Number: 000-50029

CHINA HEALTH RESOURCE, INC.

(Name of Small Business Issuer in its Charter)

_____________

Delaware	73-1629948
(State or Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

343 Sui Zhou Zhong Road

Suining, Sichuan Province, P.R. China

(Address of Principal Executive Offices)

+(86-825) 239-1788

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 1.01 Entry into a Material Definitive Agreement.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”) filed by China Health Resource, Inc. (the “Company”) on December 23, 2008, regarding a Contract of Lease of Property (the “Lease Agreement”) between the Company and Mr. Lei Guo, as a trustee (the “Trustee”), and the issuance of 43,000,000 shares of the Company’s Class A Common Stock (the “Common Stock”) to the Trustee and the Convertible Promissory Note dated December 30, 2008 (the “Note”) pursuant to the Lease Agreement. This amendment is intended to correct a misstated interest rate in the description of the Note and to report an amendment to the conversion terms of the Note. The Form 8-K is otherwise unaffected by this Current Report on Form 8-K/A.

The annual interest rate applicable to the Note is one and one-half percent (1.5%). On January 21, 2009, the Company and the Trustee agreed to amend and restate the Note (the “Amended and Restated Note”), following agreement of revised terms relating to the conversion mechanism. The remaining terms and conditions of the Note are otherwise unaffected. As amended and restated, the principal amount and all accrued but unpaid interest will automatically be converted in four (4) tranches (each, the “Mandatory Conversion”) into shares of Common Stock on the following dates and at the following fixed prices (each fixed price, the “Conversion Price”). The Conversion Price is not subject to any adjustment in the event of any stock split, stock dividend, reverse stock split or similar recapitalization event affecting such shares. The Mandatory Conversions shall be implemented as follow:

(1)	On March 30, 2009, outstanding principal in the amount of $2,500,000, plus accrued but unpaid interest to the date of conversion, at the Conversion Price of $0.20 per share of the Common Stock;
(2)	On December 30, 2009, outstanding principal in the amount of $1,000,000, plus accrued but unpaid interest to the date of conversion, at the Conversion Price of $0.40 per share of the Common Stock;
(3)	On March 30, 2010, outstanding principal in the amount of $1,000,000, plus accrued but unpaid interest to the date of conversion, at the Conversion Price of $1.00 per share of the Common Stock; and
(4)

On December 30, 2010, the balance of the outstanding principal in the amount of $1,210,994, plus accrued but unpaid interest to the date of conversion, at the Conversion Price of $1.50 per share of the Common Stock.

The foregoing is intended only as a summary of the terms of the Trust, the Lease Agreement and the Note. Please refer to the Trust, filed as Exhibit 10.1 hereto, the Lease Agreement, filed as Exhibit 10.2 hereto, and the Amended and Restated Note, filed as Exhibit 10.3 hereto, for the complete terms.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Property Trust Agreement, between Sichuan Yinfa Resource Development Co., Ltd. and Lei Guo, dated December 16, 2008 *

10.2	Contract of Lease of Property between Lei Guo, as Trustee for Sichuan Yinfa Resource Development Co., Ltd., and China Health Resource, Inc., dated December 19, 2008 *

10.3	Amended and Restated Convertible Promissory Note between Lei Guo, as Trustee for Sichuan Yinfa Resource Development Co., Ltd., and China Health Resource, Inc. **

* Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2008.

** Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HEALTH RESOURCE, INC.

By: /s/ Wang, Jiayin
Wang, Jiayin

President

Dated: January 26, 2009

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Property Trust Agreement, between Sichuan Yinfa Resource Development Co., Ltd. and Lei Guo, dated December 16, 2008 *

10.2	Contract of Lease of Property between Lei Guo, as Trustee for Sichuan Yinfa Resource Development Co., Ltd., and China Health Resource, Inc., dated December 19, 2008 *

10.3	Amended and Restated Convertible Promissory Note between Lei Guo, as Trustee for Sichuan Yinfa Resource Development Co., Ltd., and China Health Resource, Inc. **

* Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2008.

** Filed herewith.